UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2017

AMERICAN AIRLINES GROUP INC.

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 26, 2017, American Airlines Group Inc. (the “Company”) distributed to the employees of its subsidiaries a letter from W. Douglas Parker, Chairman and Chief Executive Officer, and Robert Isom, President. The letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

As further described in the attached letter, the Company has offered a mid-contract hourly base pay rate adjustment for its flight attendants and pilots of an average of approximately five percent and eight percent, respectively. The Company estimates that the impact on its salary and benefits expense would be approximately $230 million for 2017 and $350 million for 2018 and 2019. The amendable dates for these workgroups are December 2019 (flight attendants) and January 2020 (pilots).

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to future salary and benefits expense, which statements are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the caption “Risk Factors,” and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements.

Limitation on Incorporation by Reference

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Letter dated April 26, 2017 from W. Douglas Parker and Robert Isom

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: April 26, 2017	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate Affairs

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: April 26, 2017	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate Affairs

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter dated April 26, 2017 from W. Douglas Parker and Robert Isom